SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         June 6, 1997


                            Life Re Corporation
           (Exact name of registrant as specified in its charter)


  Delaware                       1-11340                   01-0437851
(State or other jurisdiction   (Commission               (IRS Employer
 of incorporation)              File Number)             Identification No.)

 969 High Ridge Road, Stamford, Connecticut                        06905
 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code         (203) 321-3000
                            Not Applicable
      (Former name or former address, if changed since last report.)


Item 5.   Other Events.

               As of June 6, 1997, Life Re Corporation, through its subsidiary, Life Re Capital Trust I, sold in a private placement in reliance on Rule 144A $100 million of 8.72% Capital Securities of such Trust, at $1,000 per Security. Included herewith as an Exhibit is a copy of a press release regarding the transaction. The foregoing description of the transaction is qualified in its entirety by reference to the Exhibit which is incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

          99.1 Press Release, dated June 10, 1997.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LIFE RE CORPORATION

Date: June 10, 1997                By: /s/ Chris C. Stroup
                                       Chris C. Stroup,
                                       Executive Vice President and
                                       Chief Financial Officer

                          EXHIBIT INDEX

Item No.

99.1      Press Release of Life Re Corporation dated
          June 10, 1997.